December 21, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
  formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

December 15, 2004
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            December 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            December 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            December 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            December 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          December 21, 2004



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            10-Dec-04
Determination Date:         13-Dec-04
Monthly Payment Date:       15-Dec-04
Collection Period Ending:   30-Nov-04

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,549,644.84
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       53,968.42
    Current Monthly Interest Shortfall/Excess                                                                           -73,317.50
    Recoup of Collection Expenses                                                                                       -16,548.04
    Amount of Withdrawal, if any, from Reserve Account                                                                  115,906.09
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              5,629,653.81

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,023,025.40
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,096,342.90
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -73,317.50

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,441,877.11
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -115,906.09
    Reserve Account Investment Earnings                                                                                   9,342.88
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,335,313.90
    Total Ending Reserve Balance                                                                                      7,335,313.90

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,096,342.90
    Scheduled Principal Payments Received                                                                             1,500,495.27
    Principal Prepayments Received                                                                                    2,952,806.67
    Total Interest and Principal Payments Received                                                                    5,549,644.84

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      67,041.87
      minus Reasonable Expenses                                                                                          13,073.45
    Net Liquidation Proceeds                                                                                             53,968.42
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        53,968.42

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              5,603,613.26

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             145,073,883.67
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  60,447.45

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    145,073,883.67
    Pool Balance as of the Current Accounting Date                                                                  140,141,235.44
    Age of Pool in Months                                                                                                       69

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          143,623,144.83
    Aggregate Note Balance as of Current Accounting Date                                                            138,739,823.09

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               38                        878,967.89                0.627%
    60-89 Days Delinquent               17                        378,241.70                0.270%
    90-119 Days Delinquent              16                        462,863.15                0.330%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period          9                        479,346.29                0.342%
    Cumulative Defaults              1,253                     50,331,971.49                5.033%
    Cumulative Recoveries                                      21,227,933.69                2.123%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       479,346.29
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.048%
    Preceding Realized Losses                                                                                           323,798.89
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.032%
    Second Preceding Realized Losses                                                                                    361,011.18
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.036%
    Cumulative Realized Losses                                                                                       29,104,037.80
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.910%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.14014076
   Note Pool Factor                                                                                                     0.13873935

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                             170,429.30
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                              34,257,144.83             4,883,321.74                    29,373,823.09
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       49,326.49
   Excess Spread Received                                                                                              -165,232.58

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.89%
   Weighted Average Remaining Maturity (WAM)                                                                                   107

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 5,629,653.81
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal													      -115,906.09
TOTAL WIRE TO CHASE                                                                                                   5,514,789.39

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00


EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-Dec-04
Determination Date:         13-Dec-04
Monthly Payment Date:       15-Dec-04
Collection Period Ending:   30-Nov-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,733,649.33
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       70,225.91
    Current Monthly Interest Shortfall/Excess                                                                           -32,878.48
    Recoup of Collection Expenses                                                                                        -8,852.85
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,762,143.91

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        581,261.18
    Amount of Interest Payments Received During the Collection Period for Receivables                                   614,139.66
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -32,878.48

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                11,000,002.18
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             70,176.84
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -70,176.84
    Reserve Account Investment Earnings                                                                                  13,991.56
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -13,991.56
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
    Total Ending Reserve Balance                                                                                     11,000,002.18

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          614,139.66
    Scheduled Principal Payments Received                                                                               763,416.63
    Principal Prepayments Received                                                                                    2,356,093.04
    Total Interest and Principal Payments Received                                                                    3,733,649.33

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      93,962.85
       minus Reasonable Expenses                                                                                         23,736.94
    Net Liquidation Proceeds                                                                                             70,225.91
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        70,225.91

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,803,875.24

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            86,972,071.21
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                36,238.36

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    86,972,071.21
     Pool Balance as of the Current Accounting Date                                                                  83,749,923.40
     Age of Pool in Months                                                                                                      67

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          85,232,629.79
     Aggregate Note Balance as of Current Accounting Date                                                            82,074,924.93

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                22                        446,039.16                 0.533%
          60-89 Days Delinquent                 9                        704,529.50                 0.841%
          90-119 Days Delinquent                8                        303,342.91                 0.362%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           6                        102,638.14                 0.123%
          Cumulative Defaults                 442                     21,213,121.30                 3.857%
          Cumulative Recoveries                                       11,749,359.19                 2.136%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       102,638.14
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.019%
    Preceding Realized Losses                                                                                            54,014.63
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.010%
    Second Preceding Realized Losses                                                                                     40,247.36
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.007%
    Cumulative Realized Losses                                                                                        9,463,762.11
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.721%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.15227256
      Note Pool Factor                                                                                                  0.14922711

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                36,238.36
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                 167,932.18
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    30,232,629.79           3,157,704.86      27,074,924.93
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    64,442.95
      Excess Spread Received                                                                                              5,733.89

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.28%
      Weighted Average Remaining Maturity (WAM)                                                                                127


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               3,762,143.91
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                     								       -70,176.84
TOTAL WIRE TO CHASE                                                                                                   3,693,008.74

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                       70,176.84


EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            10-Dec-04
Determination Date:         13-Dec-04
Monthly Payment Date:       15-Dec-04
Collection Period Ending:   30-Nov-04

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,113,516.36
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       40,684.51
    Current Monthly Interest Shortfall/Excess                                                                           -53,964.90
    Recoup of Collection Expenses                                                                                        -6,468.47
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,093,767.50

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        547,607.32
    Amount of Interest Payments Received During the Collection Period for Receivables                                   601,572.22
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -53,964.90

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,808,982.68
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)              1,734.94
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)      -1,734.94
    Reserve Account Investment Earnings                                                                                   3,572.86
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                 -3,572.86
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
    Total Ending Reserve Balance                                                                                      2,808,982.68

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          601,572.22
    Scheduled Principal Payments Received                                                                               594,953.19
    Principal Prepayments Received                                                                                    1,916,990.95
    Total Interest and Principal Payments Received                                                                    3,113,516.36

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      43,213.33
       minus Reasonable Expenses                                                                                          2,528.82
    Net Liquidation Proceeds                                                                                             40,684.51
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        40,684.51

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,154,200.87

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            76,844,893.39
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                32,018.71

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    76,844,893.39
     Pool Balance as of the Current Accounting Date                                                                  74,202,949.10
     Age of Pool in Months                                                                                                      65

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          76,076,444.46
     Aggregate Note Balance as of Current Accounting Date                                                            73,460,919.61

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 21                        253,099.09                 0.341%
         60-89 Days Delinquent                  7                        119,786.46                 0.161%
         90-119 Days Delinquent                 5                         91,894.47                 0.124%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            1                        130,000.15                 0.175%
         Cumulative Defaults                  480                     17,496,102.80                 4.671%
         Cumulative Recoveries                                         7,998,209.65                 2.136%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      130,000.15
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.035%
     Preceding Realized Losses                                                                                           21,240.36
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.006%
     Second Preceding Realized Losses                                                                                   101,047.75
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.027%
     Cumulative Realized Losses                                                                                       9,497,893.15
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.536%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.19812230
       Note Pool Factor                                                                                                 0.19614108

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               32,018.71
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                 24,648.34
               Class A-6                                                                                                314,456.13
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                             4,375,444.46                2,615,524.85         1,759,919.61
               Class A-6                                            54,847,000.00                        0.00        54,847,000.00
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       26,419.44
   Excess Spread Received                                                                                               -24,684.50

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                116


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               3,093,767.50
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                     								        -1,734.94
TOTAL WIRE TO CHASE                                                                                                   3,092,740.89

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                        1,734.94



EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-Dec-04
Determination Date:         13-Dec-04
Monthly Payment Date:       15-Dec-04
Collection Period Ending:   30-Nov-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,699,325.65
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      237,715.22
    Current Monthly Interest Shortfall/Excess                                                                          -118,345.29
    Recoup of Collection Expenses                                                                                       -28,227.22
    Amount of Withdrawal, if any, from Reserve Account                                                                  411,566.64
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             5,202,035.00

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,179,116.83
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,297,462.12
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -118,345.29

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -411,566.64
    Reserve Account Investment Earnings                                                                                   5,815.64
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
    Total Ending Reserve Balance                                                                                      3,565,253.00

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,297,462.12
    Scheduled Principal Payments Received                                                                             1,081,478.25
    Principal Prepayments Received                                                                                    2,320,385.28
    Total Interest and Principal Payments Received                                                                    4,699,325.65

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    254,791.60
       minus  Reasonable Expenses                                                                                       17,076.38
    Net Liquidation Proceeds                                                                                           237,715.22
    Amount Allocable to Interest                                                                                         1,146.60
    Amount Allocable to Principal                                                                                      236,568.62

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            4,937,040.87

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           162,873,494.60
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                               101,795.93

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  162,873,494.60
     Pool Balance as of the Current Accounting Date                                                                158,618,682.04
     Age of Pool in Months                                                                                                     37

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        162,873,494.60
     Aggregate Note Balance as of Current Accounting Date                                                          158,618,682.04

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  47                     2,163,098.00                1.364%
         60-89 Days Delinquent                  24                       689,971.58                0.435%
         90-119 Days Delinquent                 19                       503,546.40                0.317%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            13                       852,949.03                0.538%
         Cumulative Defaults                   496                    19,759,238.12                3.732%
         Cumulative Recoveries                                         8,455,990.91                1.597%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     852,949.03
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.161%
     Preceding Realized Losses                                                                                         340,143.20
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.064%
     Second Preceding Realized Losses                                                                                  425,681.10
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.080%
     Cumulative Realized Losses                                                                                     11,303,247.21
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.135%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.29958168
      Note Pool Factor                                                                                                 0.29958168

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                              101,795.93
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                               227,619.76
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       48,173,494.60       4,254,812.56     43,918,682.04
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                                0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.23%
      Weighted Average Remaining Maturity (WAM)                                                                            138.68


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   5,202,035.00
Less: Reserve Withdrawal														     -411,566.64

TOTAL WIRE TO HSBC                                                                                                   4,790,468.36

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00


